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                                                                   EXHIBIT 4.1

                                    FACE

                         AGILE SOFTWARE CORPORATION


                         [LOGO OF AGILE APPEARS HERE]
            INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

             NUMBER                                    SHARES
ASC

THIS CERTIFICATE IS TRANSFERABLE IN     SEE REVERSE FOR CERTAIN DEFINITIONS
    BOSTON, MA OR NEW YORK, NY                   CUSIP 00846X 10 5





This Certifies that





is the owner of

   FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE, OF
                          AGILE SOFTWARE CORPORATION
transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

    /s/ Thomas P. Shanahan                      /s/ Bryan D. Stolle
   EXECUTIVE VICE PRESIDENT,
CHIEF FINANCIAL OFFICER AND SECRETARY      PRESIDENT AND CHIEF EXECUTIVE OFFICER

               [SEAL OF AGILE SOFTWARE CORPORATION APPEARS HERE]
                          AGILE SOFTWARE CORPORATION
                                  *DELAWARE*
                                 INCORPORATED
                                   JUNE 22,
                                     1999

COUNTERSIGNED AND REGISTERED:
    BankBoston, N.A.
       TRANSFER AGENT AND REGISTRAR

BY  /s/ ????????????


                AUTHORIZED SIGNATURE


                                    BACK


                         AGILE SOFTWARE CORPORATION

A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon written request and without charge from the Secretary of the Corporation at its corporate headquarters.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  --       as tenants in common          UNIF GIFT MIN ACT -- .................. Custodian .............
TEN ENT  --       as tenants by the entireties                           (Cust)                      (Minor)
JT TEN   --       as joint tenants with right                        under Uniform Gifts to Minors
                  of survivorship and not as
                  tenants in common                                  Act ......................................
                                                                                       (State)

                                                UNIF TRF MIN ACT  -- ............Custodian (until age ...........)
                                                                        (Cust)

                                                                     ................. under Uniform Transfers
                                                                        (Minor)

                                                                    to Minors Act ...............................
                                                                                             (State)

Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

______________________________________

______________________________________



________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________

                                     X ________________________________________

                                     X ________________________________________

                                NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                        CORRESPOND WITH THE NAME(S) AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By _____________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.